EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jennifer Kartychak, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Worksport Ltd. on Form 10-Q for the period ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Worksport Ltd. at the dates and for the periods indicated.

By:	/s/ Jennifer Kartychak
Jennifer Kartychak
Chief Financial Officer
(Principal Financial Officer)
(Principal Accounting Officer)

Date: August 11, 2026